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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2001


                            PIONEER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-9859                     06-1420850
         --------                    ------                     ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File No.)                Identification No.)


700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS                          77002
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(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 713-570-3200


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5. Other Events.

         On July 31, 2001, Pioneer Companies, Inc. issued a press release announcing that it and each of its direct and indirect wholly-owned subsidiaries had filed petitions for protection from creditors under Chapter 11 of the U.S. Bankruptcy Code, and that Pioneer's Canadian subsidiary, PCI Chemicals Canada Inc., had also filed a similar petition under the Companies' Creditors Arrangement Act in Canada. The petitions were filed in order to implement an agreement with certain senior secured creditors that provides for restructuring and reducing the obligations owed to them.

ITEM 7.  Financial Statements and Exhibits.

         The following exhibit is filed with this report:

         EXHIBIT NO.                     DESCRIPTION
         -----------                     -----------
             99(a)            Press Release issued by Pioneer Companies, Inc.
                              on July 31, 2001.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PIONEER COMPANIES, INC.



August 1, 2001                         By: /s/ PHILIP A. ABLOVE
                                          --------------------------------------
                                               Philip A. Ablove
                                               Executive Vice President and
                                               Chief Financial Officer